UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

January 8, 2020
Date of Report (Date of earliest event reported)

CASTLIGHT HEALTH, INC.
(Exact name of registrant as specified in its charter)
______________________________________

Delaware (State or other jurisdiction of incorporation or organization)	001-36330 (Commission File Number)	26-1989091 (I.R.S. Employer Identification Number)
______________________________________

150 Spear Street, Suite 400
San Francisco, CA 94105
(Address of principal executive offices)
(415) 829-1400
(Registrant’s telephone number, including area code)

(Former name, former address and former fiscal year, if changed since last report)
Not applicable

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class B Common Stock, par value $0.0001 per share	CSLT	New York Stock Exchange

Securities registered pursuant to section 12(g) of the Act:
Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 2.02. Results of Operations and Financial Condition.

On January 9, 2020, Castlight Health, Inc. (the “Company”) issued a press release announcing, among other things, the hire of the Company’s new Chief Commercial Officer and reiteration of full year 2019 guidance. The press release is attached to this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2020, Siobhan Nolan Mangini, President of the Company, notified the Company of her intention to resign from the Company, effective February 29, 2020 (the “Resignation Date”). Following the Resignation Date, Ms. Nolan Mangini will continue to serve at the Company as an outside advisor, in order to, among other things, help facilitate the continued transfer of her duties and responsibilities as President to the Company’s current Chief Financial Officer, Chief Operating Officer and Chief Commercial Officer. The Company does not intend to appoint a new person to the President role at this time.

Item 7.01  Regulation FD Disclosure.

Item 2.02 and the press release attached to this Current Report on Form 8-K as Exhibit 99.1 are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
99.1    Press Release, dated January 9, 2020, entitled “Castlight Health Hires Keith Reynolds as New Chief Commercial Officer”

The information furnished in this Current Report on Form 8-K under Item 2.02 and Item 7.01 and the exhibit shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The information contained in this Current Report on Form 8-K under Item 2.02 and Item 7.01 and the exhibit shall not be incorporated by reference into any registration statement or other document filed by the Company with the Securities and Exchange Commission (the “SEC”), whether made before or after the date of this Current Report on Form 8-K, regardless of any general incorporation language in such filing (or any reference to this Current Report on Form 8-K generally), except as shall be expressly set forth by specific reference in such filing.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CASTLIGHT HEALTH, INC.
Date:	January 9, 2020	By:	/s/ Will Bondurant
Will Bondurant
Chief Financial Officer